Exhibit 99.1

Vivani Medical Appoints Anthony Baldor as Chief Financial Officer

ALAMEDA, Calif., June 11, 2025 -- (Globe Newswire) -- Vivani Medical, Inc. (NASDAQ: VANI) (“Vivani” or the “Company”), a clinical-stage biopharmaceutical company developing miniature, ultra long-acting drug implants, today announced the appointment of Anthony Baldor as Chief Financial Officer. Baldor succeeds Brigid A. Makes, who has decided to retire from Vivani to focus on her board appointments and personal projects after a distinguished career and significant contributions to the Company.

Baldor brings more than 20 years of financial management experience in the biotechnology sector, with a proven record in fundraising, business development and corporate strategy. Prior to joining Vivani, Baldor was Chief Financial Officer at Diakonos Oncology Corp., where he led the company’s Series Seed and Series A financings, and Vice President of Corporate Strategy & Development at 4D Molecular Therapeutics, Inc., where he played a pivotal role in the company’s Series C financing, initial public offering and various key partnership activities. His experience also includes positions at Jefferies Group LLC, BioInnovation Capital, LLC, RMI Partners, and Cequent Pharmaceuticals, Inc. Baldor holds both an M.B.A. and a Master of Data Science from the University of California, Berkeley, and a B.A. from Vassar College.

“Anthony’s deep expertise in financial strategy will be instrumental as Vivani advances its pipeline and scales its operations,” said Vivani Chief Executive Officer Adam Mendelsohn, PhD. “We are excited to welcome him to the leadership team at this pivotal time for the Company.”

Dr. Mendelsohn continued: “On behalf of the Board and the entire Vivani team, I thank Brigid for her outstanding leadership and dedication. Her expertise and vision have been invaluable to our growth and success. This includes helping guide our company through a transformative period, including the successful completion of the merger of Nano Precision Medical and Second Sight Medical Products, and the advancement of our clinical and commercial strategy.”

Makes will continue to serve in an advisory capacity during the transition.

About Vivani Medical, Inc.

Leveraging its proprietary NanoPortal™ platform, Vivani develops biopharmaceutical implants designed to deliver drug molecules steadily over extended periods of time with the goal of guaranteeing adherence, and potentially to improve patient tolerance to their medication. Vivani’s lead program, NPM-115, is a six-month, subdermal, GLP-1 (exenatide) implant under development for chronic weight management in obese or overweight patients. Vivani’s emerging pipeline includes NPM-139 (semaglutide implant), which is also under development for chronic weight management. The semaglutide implant has the added potential benefit of once-yearly administration. NPM-119 refers to the Company’s six-month, subdermal, GLP-1 (exenatide) implant under development for the treatment of type 2 diabetes. These NanoPortal implants are designed to provide patients with the opportunity to realize the full potential benefit of their medication by avoiding the challenges associated with the daily or weekly administration of oral and injectable medications. Medication non-adherence occurs when patients do not take their medication as prescribed. This affects an alarming number of patients, approximately 50%, including those taking daily pills. Medication non-adherence, which contributes to more than $500 billion in annual avoidable healthcare costs and 125,000 potentially preventable deaths annually in the U.S. alone, is a primary and daunting reason obese or overweight patients, and patients taking type 2 diabetes or other chronic disease treatments, face significant challenges in achieving positive real-world effectiveness. While the current GLP-1 landscape includes over 50 new molecular entities under clinical stage development, Vivani is confident that its highly differentiated portfolio of miniature, ultra long-acting GLP-1 implants have the potential to provide an attractive therapeutic option for patients, prescribers and payers. For more information, please visit: www.vivani.com.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “may,” “anticipate,” “estimate,” “would,” “planned,” “positioned,” “potential,” “future,” ”allow,” “intended” and other similar expressions that are in this press release, including statements regarding Vivani’s business, products in development, including the therapeutic potential thereof, the planned development therefor, the completion of the LIBERATE-1TM trial and reporting of trial results, Vivani’s development plans for Vivani’s products, including NPM-115, NPM-139, NPM-119, and Vivani’s plans with respect to Cortigent, Inc. (“Cortigent”), a wholly owned subsidiary of the Company, and its proposed spin-off, technology, strategy, cash position and financial runway. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on Vivani’s current beliefs, expectations, and assumptions. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including, without limitation, risks that the spin-off will not be completed in a timely manner or at all; risks of failure to satisfy any conditions to the spin-off; risks of failure of the spin-off to qualify for non-recognition of gain or loss for U.S. Federal Income Tax purposes, and approval with the U.S. Securities and Exchange Commission (“SEC”) and Nasdaq; uncertainty of whether the anticipated benefits of the spin-off can be achieved; risks of unexpected costs or delays; and risks and uncertainties associated with the development and commercialization of products and product candidates that may impact or alter anticipated business plans, strategies and objectives. Because forward-looking statements relate to the future, they are subject to additional inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Vivani’s control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, risks related to the development and commercialization of Vivani’s products, including NPM-115, NPM-139, and NPM-119; delays and changes in the development of Vivani’s products, including as a result of applicable laws, regulations and guidelines, potential delays in submitting and receiving regulatory clearance or approval to conduct Vivani’s development activities; risks related to the initiation, enrollment and conduct of Vivani’s planned clinical trials and the results therefrom; Vivani’s history of losses and Vivani’s ability to access additional capital or otherwise fund Vivani’s business; market conditions and the ability of Cortigent to complete its spin-off, Cortigent’s history of losses and its ability to access additional capital or otherwise fund Cortigent’s business and advance its product candidates and pre-clinical programs. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. There may be additional risks that the Company and Cortigent consider immaterial, or which are unknown. A further list and description of risks and uncertainties can be found in the Company’s most recent Annual Report on Form 10-K filed with the SEC on March 31, 2025, as updated by the Company’s subsequent Quarterly Reports on Form 10-Q and in other reports that the Company has filed with the SEC. Any forward-looking statements made by Vivani or Cortigent in this press release are based only on information currently available to the Company and Cortigent and assumptions that Vivani and Cortigent believe to be reasonable. Any forward-looking statement speaks only as of the date on which it is made. Neither the Company nor Cortigent undertake any obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time-to-time, whether as a result of added information, future developments or otherwise, except as required by law.

Company Contact:
Donald Dwyer
Chief Business Officer
info@vivani.com

(415) 506-8462

Investor Relations Contact:
Jami Taylor
Investor Relations Advisor
investors@vivani.com

(415) 506-8462

Media Contact:
Sean Leous
ICR Healthcare
Sean.Leous@ICRHealthcare.com

(646) 866-4012